Exhibit 99.2

Publicis to acquire LiveRamp

to accelerate data co-creation for smarter agents

The Groupe will expand its addressable market

and raise its 2027-2028 financial objectives

Publicis Groupe has entered into an agreement to acquire LiveRamp, a global data collaboration platform.

Click here to see the announcement by Arthur Sadoun, Publicis Groupe Chairman & CEO Publicis Groupe, and Carla Serrano, Chief Strategy Officer, Publicis Groupe.

With LiveRamp, Publicis will become a leader in data co-creation, an important capability in the age of artificial intelligence and an enabler of agentic business transformation.

With this acquisition, for a total enterprise value of $2.2billion, the Groupe furthers its investment in technology, data, and AI-services to unlock new opportunities for the agentic era. In doing so it will  expand its addressable market, allowing it to raise its 2027-2028 objectives on net revenue and headline EPS growth at constant currency.

LiveRamp: A Data Collaboration Platform

LiveRamp is a global data collaboration platform that enables companies to unify, manage, and activate data across the digital ecosystem.

Interoperable by design, it connects over 25,000 publisher domains and 500+ technology and data partners across 14 markets, and enables thousands of brands, retailers, media platforms, and data providers to collaborate and connect data effectively, efficiently and securely.

LiveRamp transforms fragmented and disconnected data into an enterprise-grade, unified, and actionable data asset built for insight, activation, and measurement.

With 1,300 employees, and a model anchored in a highly recurring revenue base, LiveRamp has delivered a trailing five year CAGR of 13%.

Financial details of the transaction:

Under the terms of the agreement, Publicis Groupe will acquire LiveRamp for a total enterprise value of $2.167 billion, based on an acquisition price of $38.50 per share.

The transaction represents a total equity value of $2.546 billion and includes acquired net cash of $379 million.

The purchase price represents a 29.8% premium to LiveRamp’s closing share price on May 15th, 2026, the last trading day prior to the announcement of the agreement.

The transaction will be financed through cash on hand.

The acquisition is expected to be accretive to Publicis Groupe’s headline EPS from the first year of consolidation, excluding transaction-related costs.

The transaction is also expected to enhance Publicis’ growth profile, with the Groupe raising its 2027 and 2028 constant currency growth objectives to +7% to +8% for net revenue and +8% to +10% for headline EPS, versus previous objectives of +6% to +7% and +7% to +9%, respectively.

The transaction has been unanimously approved by the Board of Directors of both Publicis Groupe and LiveRamp.

Accelerating data co-creation to build more intelligent agents:

Data co-creation is the process by which companies connect multiple high-value data sources across partners in a secure environment. This generates new data assets that the companies could not build alone. This co-created data is a proprietary asset that drives a competitive edge for clients at a time when 93% of companies lack the right data for AI success1.

Combined with Epsilon’s identity, LiveRamp’s collaborative clean rooms, data connectivity, market place and partner and agent network will build a leader in data co-creation that will enable clients to:

-	Collaborate with Greater Speed, Security & Scale: Unifying fragmented internal and partner data to enable secure, seamless collaboration across organizations without exposing sensitive underlying data.

For example, a bank could build a powerful wealth management lifecycle agent in most markets and within a defined governance framework. The agent could use tokenized customer data from its retail banking, credit card, and wealth management and securely unlock insights through partner data from merchants, payment networks, and travel providers - without exposing sensitive customer records. This agent can now cross-sell faster, coordinate efforts across multiple lines of business.  The business impact of the agent is transformed from narrow task completion into a tangible competitive advantage in customer lifetime value, customer experience and retention.

1 Harvard Business Review Analytics Services

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-	Generate Proprietary Intelligence: Creating new data assets from unique combinations of signals and datasets, unlocking hidden insights that drive smarter strategies and a sustainable competitive AI advantage.

For example, a retailer could build a comprehensive retail journey agent. The agent could connect data from CRM, loyalty, to in-store, to retail media network inventory, to partners in order to measure the incrementality of each touchpoint and to build new, proprietary journeys for shoppers. The business result of this agent now becomes faster, more efficient shopper conversion and more value for retail media partners.

-	Continuously Train & Fuel AI Models: Powering enterprise-grade AI agents with anonymized, integrated, dynamic, co-created data to accelerate responsiveness and decision-making within a defined governance framework.

For example, a global pharmaceutical company can build a therapeutic area optimization agent.  This agent can use clinical, commercial, and supply chain signals with de-identified patient, prescriber and payer data across their brands and at a therapeutic area level. This agent can now use new dynamic signals to balance distribution by brand and optimize field-force deployment in the context of marketing.  The business impact is incremental growth for each brand, more efficient and higher ROI field-force activities, therapeutic area product lifecycle management, and total enterprise growth.

Enabling end-to-end agentic business transformation:

Building smarter agents through data co-creation opens up a new addressable market and complements Publicis’ proven growth model, boosting its ability to accelerate clients’ agentic business transformation.

Thanks to Publicis Sapient, we can build and modernize technology and system foundations to make clients’ infrastructure AI-ready.

Epsilon's market-leading identity connects clients and their agents to real people, behaviors and deterministic transactions as the fundamental source of truth and growth potential.

The addition of LiveRamp enables data collaboration, safely and securely across partners, co-creating new data to fuel smarter agents for clients.

Finally, Marcel is the agentic platform that activates this co-created data across clients’ enterprise functions.

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Arthur Sadoun, Chairman and CEO of Publicis Groupe commented:

"LiveRamp joining Publicis Groupe is the latest demonstration of our commitment to investing in new talent and innovation, ahead of market shifts.

After acquiring Epsilon in 2019 in the name of personalization at scale and enabling our clients to take back control of their data from the walled gardens, by shifting from cookies to identity, once again we are looking ahead to what’s next.

By building the future of data co-creation, we’re empowering our clients to generate new, exclusive and proprietary data, to build the smartest, most differentiated AI agents on top of the leading LLMs.

It will be valuable for our clients’ business growth, and a new addressable market for Publicis.

Thanks to the Power of One, we expect to be able to quickly unite and deploy LiveRamp’s capabilities globally for clients. Adding it to our ecosystem of Publicis Sapient, Epsilon, and Marcel, means we will go even further, and faster, in delivering agentic transformation to clients, whatever their stage of enterprise readiness, safely, transparently, and in their own environments.

Beyond its technology platform, LiveRamp is a team of outstanding talent, that we have had the opportunity to work closely with through our strategic partnership. We’re looking forward to welcoming them all to the Publicis family."

Scott Howe, CEO of LiveRamp, commented:

“We are thrilled to announce our agreement with Publicis, marking the beginning of an exciting new chapter for LiveRamp and all our stakeholders.

Our customers and partners have always been our North Star, and by joining forces with Publicis, we will have greater resources and flexibility to scale our business, continue innovating our platform, and help them unlock even greater value from their data.

This transaction also represents the best path forward for our shareholders, delivering significant and certain cash value at a compelling premium.

Above all, this outcome is a testament to our employees, whose hard work and dedication have made LiveRamp the trusted partner it is today, and who will have new opportunities to grow and thrive as part of a global industry leader.”

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LiveRamp Post Acquisition

Following the acquisition, LiveRamp will continue to be led by CEO Scott Howe, who will report directly to Publicis Groupe CEO Arthur Sadoun.

LiveRamp’s numbers will be reported within the Groupe’s Technology segment, like Publicis Sapient.

LiveRamp will continue to operate as a neutral, interoperable platform and provide open access across the ecosystem. No current or prospective customer will be prohibited from accessing, or restricted in using, its services.

Regarding privacy and control, LiveRamp will continue to protect client, partner and publisher data in accordance with existing contractual commitments, and will not use that data beyond what is expressly permitted under their agreements with them.

LiveRamp will continue to apply its standard commercial practices, with no changes to pricing outside the normal course of business and standard business practices.

As part of Publicis, LiveRamp will benefit from additional investment, scale, and expanded innovation capabilities, while maintaining the openness, interoperability, and trusted neutrality that clients, publishers and partners expect.

Next Steps

The transaction has been signed and is expected to close before year-end 2026, subject to regulatory approvals, approval by LiveRamp's shareholders and other closing conditions.

Additional financial considerations and outlook

Publicis Groupe expects to fund the purchase price with cash on hand and debt, and maintain a financial profile in line with current BBB+ / Baa1 ratings, with full deleveraging expected two years after completion of the transaction.

Following completion, Publicis Groupe’s maximum net financial leverage is expected to remain limited to 1.2x in 2027.

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Publicis Groupe confirms its 2026 guidance of a 4% to 5% net revenue organic growth, slight improvement in operating margin rate vs 18.2% in 20252 and record free cashflow before change in WCR of circa €2.1 billion3.

The Groupe is raising its 2027 and 2028 constant currency growth objectives to +7% to +8% for net revenue and +8% to +10% for headline EPS, versus previous objectives of +6% to +7% and +7% to +9%, respectively.

Advisors

Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Publicis Groupe and BofA Securities, Inc. is serving as financial advisor Sullivan & Cromwell LLP is serving as legal advisor to LiveRamp and Evercore is serving as financial advisor.

Conference call details

Publicis Groupe and LiveRamp will host a conference call / webcast to discuss the transaction on Monday, May 18, 2026, at 8:00 AM CET / 2:00 AM EST.

Conference call details: FR: +33 1 7091 8704 / UK: +44 1 212 818 004 / US: +1 718 705 8796 / Passcode : 766927

Webcast: https://edge.media-server.com/mmc/p/t8uwdbij

Accompanying documents will be available on the investor relations section of Publicis Groupe’s website.

About Publicis Groupe - The Power of One

Publicis Groupe [Euronext Paris FR0000130577, CAC 40] is a global leader in communication. The Groupe is positioned at every step of the value chain, from consulting to execution, combining marketing transformation and digital business transformation. Publicis Groupe is a privileged partner in its clients’ transformation to enhance personalization at scale. The Groupe relies on ten expertise concentrated within four main activities: Communication, Media, Data and Technology. Through a unified and fluid organization, its clients have a facilitated access to all its expertise in every market. Present in over 100 countries, Publicis Groupe employs around 114,000 professionals.

www.publicisgroupe.com| Twitter | Facebook | LinkedIn | YouTube | Instagram | Viva la Difference!

2 Fiscal year ending March 31st

3 Before one off transaction costs, estimated to be within €30 million

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Contact Publicis Groupe

Amy Hadfield	Global Communications	+33 (0)1 44 43 70 75	amy.hadfield@publicisgroupe.com
Michelle McGowan	U.S. Communications	+1 312 315 5259	michelle.mcgowan@publicisgroupe.com
Eleanor Conroy	EMEA Communications	+447736746466	eleanor.conroy@publicisgroupe.com
Jean-Michel Bonamy	Deputy CFO, Investor Relations	+33 1 44 43 74 88	jean-michel.bonamy@publicisgroupe.com
Carla Foucaud	Investor Relations	+44 20 7830 3710	carla.foucaud@publicisgroupe.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning Publicis, LiveRamp, the proposed transaction and other matters. Forward-looking statements contained herein could include, among other things, statements regarding the anticipated timing of the consummation of the proposed transaction; statements about management’s confidence in and strategies for performance of the combined businesses; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan,” “contemplate,” “project,” “target” or other comparable terms. These forward-looking statements are not guarantees of future performance. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside the parties’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication including, but not limited to: (1) failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change, or other circumstance that could give rise to the right of one or multiple of the parties to terminate the definitive agreement between Publicis and LiveRamp; (2) the possibility that the transaction does not close when expected or at all because required regulatory, shareholder, or other approvals are not received or satisfied on a timely basis or at all; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, including those resulting from the announcement, pendency or completion of the transaction; (4) risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; (5) failure to realize anticipated benefits of the combined operations; (6) risks relating to unanticipated costs of integration; (7) ability to hire and retain key personnel; (8) ability to successfully integrate the companies’ businesses; (9) the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors, including reputational risk; (10) ability to attract new clients and retain existing clients in the manner anticipated; (11) reliance on and integration of information technology systems; (12) suffering reduced profits or losses as a result of intense competition; or (13) potential litigation that may be instituted against LiveRamp or its directors or officers related to the proposed transaction or the merger agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in LiveRamp’s Annual Report on Form 10-K for the year ended March 31, 2025, in Part I “Cautionary Statements Relevant to Forward-Looking Information” and Part I, Item 1A, “Risk Factors,” as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission (the “SEC”) and those described in documents Publicis has filed with the Autorité des Marchés Financiers (the French securities regulator). The parties do not undertake, nor do they have, any obligation to provide updates or to revise any forward-looking statements.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable European and French regulations.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, LiveRamp Holdings, Inc. will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction (the “proxy statement”). The definitive proxy statement will be mailed to LiveRamp’s shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at LiveRamp’s shareholder meeting to approve the proposed transaction should be made only on the basis of the information contained in LiveRamp’s proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on LiveRamp’s website at www.liveramp.com.

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PARTICIPANTS IN THE SOLICITATION

Publicis, LiveRamp and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LiveRamp in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of LiveRamp in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about the directors and executive officers of LiveRamp and their ownership of shares of LiveRamp common stock and other securities of LiveRamp can be found in the sections entitled “Nominees and Continuing Directors,” “Stock Ownership,” “Compensation Discussion and Analysis,” “Compensation Tables,” and “Non-Employee Director Compensation” included in LiveRamp’s proxy statement in connection with its 2025 Annual Meeting of Shareholders, filed with the SEC on June 27, 2025; in the Form 3 and Form 4 initial statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by LiveRamp’s directors and executive officers; and in other documents subsequently filed by LiveRamp with the SEC, including LiveRamp’s proxy statement relating to the proposed transaction when it becomes available. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on LiveRamp’s website at www.liveramp.com.

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